UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒	Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12
PROTHENA CORPORATION PUBLIC LIMITED COMPANY
(Name of registrant as specified in its charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

October 7, 2025
Dear Shareholder:
You are cordially invited to attend the Extraordinary General Meeting of Shareholders (the “EGM”) of Prothena Corporation plc (the “Company”) to be held on Wednesday, November 19, 2025, at 4:00 p.m. local time, at the offices of A&L Goodbody LLP, 25 North Wall Quay, Dublin 1, D01 H104, Ireland.
Details of the business to be presented at the EGM may be found in the Notice of Extraordinary General Meeting of Shareholders and the Proxy Statement accompanying this letter. At the EGM, we are asking shareholders to approve a reduction of our Company capital to facilitate the creation of distributable reserves. The reduction of capital will give our Board of Directors greater flexibility with respect to its ability to make future distributions to shareholders, including by way of a potential share redemption program as referenced in our press release dated August 4, 2025.
We hope that you will participate in the meeting by voting through acceptable means as described in this Proxy Statement as promptly as possible. Your vote is important – so please exercise your right.
Sincerely,

Daniel G. Welch Chair of the Board	Gene G. Kinney Ph.D. President and Chief Executive Officer, Director

This Proxy Statement and the enclosed proxy card are being made available to shareholders on or about October 7, 2025.

PROTHENA CORPORATION PLC

Registered in Ireland - No. 518146
77 Sir John Rogerson’s Quay, Block C, Grand Canal
Docklands, Dublin 2, D02 VK60, Ireland

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 19, 2025
To the Shareholders of Prothena Corporation plc:
NOTICE IS HEREBY GIVEN that an Extraordinary General Meeting of Shareholders (the “EGM”) of Prothena Corporation plc, an Irish public limited company (the “Company”), will be held on Wednesday, November 19, 2025, at 4:00 p.m. local time, at the offices of the Company’s legal counsel, A&L Goodbody LLP, 25 North Wall Quay, Dublin 1, D01 H104, Ireland, for the following purposes:
1.	To approve the reduction of Company capital to facilitate the creation of distributable reserves; and
2.	To transact such other business as may properly come before the EGM or any adjournment or postponement thereof.
The text of Proposal No.1 is set out in the Proxy Statement accompanying this Notice. Pursuant to our Constitution and Irish law, Proposal No. 1 is being proposes as a special resolution requiring the approval of at least 75% of the votes cast at the EGM.
Only shareholders who owned our ordinary shares at the close of business on September 24, 2025, may vote at the EGM. Each shareholder of record will be entitled to one vote per ordinary share on each matter submitted to a vote of the shareholders, as long as those shares are represented at the EGM, either in person or by proxy. Shareholders who are entitled to attend and vote at the EGM are entitled to appoint a proxy or proxies to attend and vote on their behalf at the EGM; such proxy is not required to be a shareholder of the Company.
Our Board of Directors unanimously recommends that you vote FOR the approval of the reduction of the Company’s capital to facilitate the creation of distributable reserves, as described in Proposal No. 1.
For the EGM, we have elected to use the internet as the primary means of providing our proxy materials to shareholders. Consequently, some shareholders may not receive paper copies of our proxy materials. We intend to send shareholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials and for voting via the internet. The Notice of Internet Availability of Proxy Materials will also provide the date, time, and location of the EGM; the matters to be acted upon at the meeting and the Board of Directors’ recommendation with regard to each matter; a toll-free number, an e-mail address, and a website where shareholders can request a paper or e-mail copy of our Proxy Statement and form of proxy card; information on how to access their proxy card; and information on how to attend the meeting and vote in person.
You are cordially invited to attend the EGM, but whether or not you expect to attend in person, you are urged to complete, sign, and date your proxy card and return it by mail or follow the alternative voting procedures described in the Notice of Internet Availability of Proxy Materials or the proxy card.

By Order of the Board of Directors

Michael J. Malecek Chief Legal Officer & Company Secretary Dublin, Ireland October 7, 2025

PROTHENA CORPORATION PLC

Registered in Ireland - No. 518146
77 Sir John Rogerson’s Quay, Block C, Grand Canal Docklands, Dublin 2, D02 VK60, Ireland

PROXY STATEMENT
FOR THE EXTRAORDINARY GENERAL
MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 19, 2025

GENERAL INFORMATION
The Board of Directors of Prothena Corporation plc is soliciting your proxy to vote at the Extraordinary General Meeting of Shareholders to be held on Wednesday, November 19, 2025, at 4:00 p.m. local time, and any adjournment or postponement of that meeting (the “EGM”). The EGM will be held at the offices of the Company’s legal counsel, A&L Goodbody LLP, 25 North Wall Quay, Dublin 1, D01 H104, Ireland.
We have elected to use the internet as our primary means of providing our proxy materials to shareholders. Accordingly, on or about October 7, 2025, we are making this Proxy Statement, the accompanying form of proxy card, and the accompanying Notice of Extraordinary General Meeting of Shareholders available on the internet and mailing a Notice of Internet Availability of Proxy Materials to shareholders of record as of close of business on September 24, 2025 (the “Record Date”). Brokers and other nominees who hold shares on behalf of beneficial owners will be sending their own similar notice. All shareholders as of the Record Date will have the ability to access our proxy materials on the website referred to in the Notice of Internet Availability of Proxy Materials or request to receive a printed set of the proxy materials. Instructions on how to request a printed copy by mail or electronically may be found in the Notice of Internet Availability of Proxy Materials and on the website referred to in the notice, including an option to request paper copies on an ongoing basis. We intend to mail this Proxy Statement, together with the accompanying form of proxy card and Notice of Extraordinary General Meeting of Shareholders, to those shareholders entitled to vote at the EGM who have properly requested paper copies of such materials.
The only voting securities of Prothena are our ordinary shares, $0.01 par value per share (“ordinary shares”). There were 53,829,928 ordinary shares issued and outstanding as of the Record Date. A quorum of shareholders is necessary to hold a valid meeting and requires that the shareholders holding a majority of the issued and outstanding ordinary shares entitled to vote are present in person or represented by proxy at the EGM.
In this Proxy Statement, we refer to Prothena Corporation plc as the “Company,” “Prothena,” “our,” “we,” or “us” and the Board of Directors as the “Board.” When we refer to Prothena’s fiscal year, we mean the 12-month period ending December 31 of the stated year. The contents of our website are not intended to be incorporated by reference in this Proxy Statement, and any references to our website herein are intended for textual references only.

1

THE PROXY PROCESS AND SHAREHOLDER VOTING
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

1.	Who can vote at the EGM?

Only shareholders of record at the close of business on the Record Date will be entitled to vote at the EGM. As of the Record Date, there were 53,829,928 ordinary shares issued and outstanding and entitled to vote.
Shareholder of Record: Shares Registered in Your Name
If, on the Record Date, your shares were registered directly in your name with the transfer agent for our ordinary shares, Computershare Trust Company, N.A., then you are a shareholder of record. As a shareholder of record, you may vote in person at the EGM or vote by proxy. Whether or not you plan to attend the EGM, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or on the internet as instructed below to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank, or Other Agent
If, on the Record Date, your shares were not held in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, who in turn hold through The Depository Trust Company (“DTC”), then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the EGM. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the EGM. However, since you are not the shareholder of record, you may not vote your shares in person at the EGM unless you request and obtain a valid proxy card from your broker or other agent who is the record holder of the shares, authorizing you to vote at the EGM.

2.	What am I being asked to vote on?

You are being asked to vote FOR the approval of a reduction of the Company’s capital to facilitate the creation of distributable reserves.
In addition, you are entitled to vote on any other matters that are properly brought before the EGM. We are not aware of any other matter that will be presented for consideration at the EGM. If any other matter is properly brought before the EGM, the Board intends that one of the individuals named in the accompanying form of proxy card will vote on such matter in accordance with his or her discretion.

3.	How do I vote?

You may vote by mail or follow any alternative voting procedure described on the proxy card or the Notice of Internet Availability of Proxy Materials. To use an alternative voting procedure, follow the instructions on each proxy card that you receive or on the Notice of Internet Availability of Proxy Materials.
For Proposal No. 1, you may vote “FOR” or “AGAINST” or abstain from voting. The procedures for voting are as follows:
Shareholder of Record: Shares Registered in Your Name
If you are a shareholder of record, you may vote in person at the EGM. Alternatively, you may vote by proxy by mail, over the internet, or by telephone. Whether or not you plan to attend the EGM, we urge you to vote by proxy to ensure your vote is counted. Even if you have submitted a proxy before the EGM, you may still attend the EGM and vote in person. In such case, your previously submitted proxy will be disregarded.
•	To vote in person, come to the EGM and we will give you a ballot when you arrive.
•
To vote using the proxy card, simply complete, sign, and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the EGM, we will vote your shares as you direct.

•	To vote by proxy over the internet, follow the instructions provided on the proxy card or in the Notice of Internet Availability of Proxy Materials.

2	2025 PROXY STATEMENT FOR EXTRAORDINARY GENERAL MEETING

THE PROXY PROCESS AND SHAREHOLDER VOTING QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

•	To vote by telephone if you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll-free number found on the proxy card.
Beneficial Owner: Shares Registered in the Name of Broker, Bank, or Other Agent
If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, who in turn hold through DTC, you should have received a voting instruction card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the voting instruction card to ensure that your vote is counted, or follow such instructions to submit your vote by the internet or telephone, if the instructions provide for internet and telephone voting. To vote in person at the EGM, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker, bank, or other agent included with these proxy materials, or contact your broker, bank, or other agent to request a proxy form.

4.	Who counts the votes?

Broadridge Financial Solutions, Inc. (“Broadridge”) has been engaged as our independent agent to tabulate shareholder votes.

5.	How are votes counted?

For Proposal No.1, an affirmative vote of 75 percent of the votes cast in person or by proxy at the EGM is required for approval.
If your shares are held by a broker on your behalf (that is, in “street name”), please instruct your broker on how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal that is considered to be “non-routine” under NYSE rules, in which case the broker does not have discretionary authority to vote. This is called a “broker non-vote.”
We have been advised by the NYSE that Proposal No. 1 is considered to be a “routine” matter, meaning that if you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker in its discretion.
As a result, we do not expect any broker non-votes on Proposal No. 1. Nevertheless, we strongly encourage you to provide voting instructions to your broker to ensure that your vote is counted on the proposal.
If shareholders abstain from voting, including brokers holding their clients’ shares of record who cause abstentions to be recorded, these shares will be considered present and entitled to vote at the EGM and will be counted towards determining whether or not a quorum is present. Abstentions will not, however, be considered votes cast at the EGM.
Because the approval of Proposal No.1 is based on the votes cast at the EGM, abstentions will not have any effect on the outcome of voting of the proposal.

6.	How many votes do I have?

On each matter to be voted upon, you have one vote for each ordinary share you own as of the Record Date.

7.	Why did I receive a notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules of the U.S. Securities and Exchange Commission (the “SEC”), Irish law, and our Constitution, we have elected to provide access to our proxy materials on the internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials to our shareholders. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice of Internet Availability of Proxy Materials or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials on the internet or to request a printed copy may be found in the Notice of Internet Availability of Proxy Materials. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We encourage shareholders to take advantage of the availability of the proxy materials on the internet to help reduce the environmental impact of the EGM.

2025 PROXY STATEMENT FOR EXTRAORDINARY GENERAL MEETING	3

THE PROXY PROCESS AND SHAREHOLDER VOTING QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

8.	How do I vote via internet or telephone?

You may vote by proxy on the internet by following the instructions provided on the proxy card or in the Notice of Internet Availability of Proxy Materials. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll-free number found on the proxy card. Please be aware that if you vote on the internet, you may incur costs such as internet access or telephone charges for which you will be responsible. The internet and telephone voting facilities for eligible shareholders of record will close at 11:59 p.m. Eastern Time on November 18, 2025. The giving of such a proxy by internet or telephone will not affect your right to vote in person should you decide to attend the EGM.
The internet and telephone voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly. If you vote by internet or telephone, that vote authorizes your proxy in the same manner as if you signed, dated, and returned a written proxy card by mail.

9.	What if I return a proxy card but do not make specific choices?

If we receive a signed and dated proxy card and the proxy card does not specify how your shares are to be voted, your shares will be voted FOR the approval of the reduction of the Company’s capital to facilitate the creation of distributable reserves.
If any other matter is properly presented at the EGM, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her discretion.

10.	Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors, officers, and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors, officers, and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.

11.	What does it mean if I receive more than one set of materials?

If you receive more than one set of materials, your shares are registered in more than one name or are registered in different accounts. In order to vote all the shares you own, you must either sign and return all of the proxy cards or follow the instructions for any alternative voting procedure on each of the proxy cards or Notice of Internet Availability of Proxy Materials you receive.

12.	Can I change my vote after submitting my proxy?

Yes. You may revoke your proxy at any time before commencement of the EGM. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:
•
You may submit a new vote on the internet or by telephone or submit another properly completed proxy card with a later date than your original proxy card, but no later than 11:59 p.m. Eastern Time on November 18, 2025.

•	You may deliver a written notice that you are revoking your proxy to our Company Secretary at Prothena Corporation plc, 77 Sir John Rogerson’s Quay, Block C,
Grand Canal Docklands, Dublin 2, D02 VK60, Ireland, which notice must be delivered no later than 11:59 p.m. Eastern Time on November 18, 2025.
•	You may attend the EGM and either vote or revoke your proxy in person. Simply attending the EGM will not, by itself, revoke your proxy.
If your shares are held by your broker, bank, or other agent, you must contact the broker, bank, or other agent and follow the instructions provided by them.

4	2025 PROXY STATEMENT FOR EXTRAORDINARY GENERAL MEETING

THE PROXY PROCESS AND SHAREHOLDER VOTING QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

13.	What is the quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if the holders of not less than one-half of the ordinary shares issued and outstanding and entitled to vote are present in person or represented by proxy at the EGM. On the Record Date, there were 53,829,928 ordinary shares issued and outstanding and entitled to vote. Accordingly, 26,914,965 ordinary shares must be represented in person or by proxy at the EGM to have a quorum.
Your shares will be counted towards the quorum if you submit a valid proxy vote or vote at the EGM. Abstentions will also be counted towards the quorum requirement. If there is no quorum, either the chairperson of the EGM or a majority in voting power of the shareholders entitled to vote at the EGM, present in person or represented by proxy, may adjourn the EGM to another time or place.

14.	How can I find out the results of the voting at the EGM?

Voting results will be announced by the filing with the SEC of a Current Report on Form 8-K within four business days after the EGM.

15.	Where can I find directions to the EGM?

To obtain directions to the EGM, which will be held at the offices of the Company’s legal counsel, A&L Goodbody LLP, 25 North Wall Quay, Dublin 1, D01 H104, Ireland, you
may send a request to our Company Secretary at Prothena Corporation plc, 77 Sir John Rogerson’s Quay, Block C, Grand Canal Docklands, Dublin 2, D02 VK60, Ireland.

16.	When are shareholder proposals and nominations due for next year’s annual general meeting?

In accordance with Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shareholders may submit to us proposals on matters appropriate for shareholder action at meetings of our shareholders. In order to be considered for inclusion in next year’s proxy materials, your proposal must comply with the requirements of Rule 14a-8 of the Exchange Act and other SEC rules and be submitted in writing no later than November 28, 2025, to our Company Secretary at Prothena Corporation plc, 77 Sir John Rogerson’s Quay, Block C, Grand Canal Docklands, Dublin 2, D02 VK60, Ireland; provided that if the date of next year’s annual general meeting of shareholders is greater than 30 days from May 13, 2026, the deadline is a reasonable time before we begin to print and send our proxy materials for next year’s annual general meeting.
For a shareholder to make any formal nomination of a director candidate for election to the Board at the 2026 annual general meeting of shareholders, the shareholder must provide notice to the Company not earlier than October 29, 2025, and not later than December 28, 2025, and must otherwise comply with the requirements set forth in our Constitution. You are advised to review our Constitution, which contains additional requirements about advance notice of director nominations.
In addition to satisfying the requirements regarding director nominations in our Constitution, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 14, 2026.

2025 PROXY STATEMENT FOR EXTRAORDINARY GENERAL MEETING	5

PROPOSAL NO. 1	APPROVAL OF A REDUCTION OF THE COMPANY’S CAPITAL TO CREATE DISTRIBUTABLE RESERVES

Background

Under Irish law, we may repurchase or redeem our shares, pay dividends, or make other distributions to our shareholders only out of our “distributable reserves”, which generally means accumulated realized profits less accumulated realized losses.
Irish law permits the Company - subject to the approval of shareholders and the confirmation of the Irish High Court - to reduce all or part of its share premium account and credit the resulting sum to the Company’s profit and loss account.
At our annual general meeting of shareholders on May 18, 2021, our shareholders approved a reduction of the Company’s capital which was subsequently approved by the Irish High Court on December 14, 2021. As a result of impairments recognized on our investment in subsidiaries, our “distributable reserves” have been reduced and as of December 31, 2024, we had approximately $49.3 million in distributable reserves.
The amount standing to the credit of the Company’s share premium account as of December 31, 2024, was approximately $479.7 million.
In order to facilitate the creation of distributable reserves, we are asking our shareholders to approve the reduction of our capital up to the entire balance of our share premium account as of the passing of this resolution, or such lesser amount as our Board may determine or the Irish High Court may confirm. In order to have greater flexibility in the future to execute corporate transactions, including, a potential share redemption program, we are now seeking approval to reduce the capital on the terms set out below.
Why We are Proposing to Create Distributable Reserves

Our Board reviews the Company’s capital structure and balance sheet strength on a regular basis. We are seeking to create distributable reserves, by way of the proposed reduction of our capital by up to the entire balance of our share premium account as of the passing of this resolution, or such lesser amount as our Board may determine or the Irish High Court may confirm, in order to give our Board flexibility with respect to allocating our capital, such as by allowing it to authorize redemptions or repurchases of our shares, payment of dividends to our shareholders, or other distributions to our shareholders. In particular, the proposed reduction would give our Board the flexibility to potentially return capital to shareholders via a share redemption program through open market purchases or other permissible means as mentioned in our press release issued on August 4, 2025.
Our Board has not made any final decision to authorize any such return of capital, including a share redemption program, and such an action will depend on prevailing market and economic conditions; our financial position, results of operations, and prospects; our available cash, cash flow, and liquidity requirements; our ordinary share price; capital and regulatory requirements; and other factors, conditions, and circumstances as may be considered by our Board.
In order to reduce our capital to create distributable reserves, we must seek the Irish High Court’s confirmation of the proposed capital reduction. If shareholders approve this proposal, we currently intend to seek the Irish High Court’s confirmation as soon as practicable. We expect the Irish High Court’s confirmation process to take approximately six to eight weeks from the date of making an application, but it may take longer depending on the Court’s schedule and availability. Although we are not aware of any reason why the Irish High Court would not confirm a reduction of our capital to facilitate the creation of distributable reserves, there is no guarantee of such confirmation or that the Irish High Court will confirm the amount of the capital reduction we seek.
Even if shareholders approve this proposal, our Board determines to proceed with obtaining the Irish High Court’s confirmation of a reduction in our capital in order to create distributable reserves, and the Irish High Court confirms that reduction in our capital, there is no guarantee that our Board will utilize those distributable reserves by authorizing a share redemption program or any other distribution to our shareholders.

6	2025 PROXY STATEMENT FOR EXTRAORDINARY GENERAL MEETING

PROPOSAL NO. 1 – APPROVAL OF A REDUCTION OF THE COMPANY’S CAPITAL TO CREATE DISTRIBUTABLE RESERVES

For the reasons described above, we are asking shareholders to approve the following special resolution at the EGM:
RESOLVED, as a special resolution, that:
Subject to and with confirmation from the Irish High Court, in accordance with sections 84 and 85 of the Irish Companies Act 2014 (the “Act”), the company capital of Prothena Corporation plc (the “Company”) be reduced in the following manner:
(a)
Subject to (b) below, the entire amount standing to the credit of the share premium account of the Company immediately preceding the passing of this resolution or such lesser amount as the Irish High Court may determine, be cancelled and extinguished such that the reserve resulting from such cancellation be treated as profits available for distribution as defined by section 117 of the Act; and

(b)
The Directors of the Company (or any duly authorised committee thereof) be and they are hereby authorised to determine, on behalf of the Company, to proceed to seek confirmation from the Irish High Court of a reduction of up to the entire amount standing to the credit of the share premium account immediately preceding the passage of this resolution or such lesser amount or number as the Directors of the Company (or any duly authorised committee thereof) may approve in their absolute discretion, or to determine not to proceed to seek confirmation of the Irish High Court at all in pursuance of paragraph (a) above.

Vote Required; Recommendation of the Board

Under Irish law, this proposal to reduce the Company’s capital constitutes a special resolution that requires the affirmative vote of 75% of the votes cast in person or by proxy at the EGM in order to be approved. Abstentions and broker non-votes will not have any effect on the outcome of voting on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE REDUCTION OF THE COMPANY'S CAPITAL TO CREATE DISTRIBUTABLE RESERVES.

2025 PROXY STATEMENT FOR EXTRAORDINARY GENERAL MEETING	7

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table presents information as to the beneficial ownership of our ordinary shares as of September 24, 2025, (except as noted) for:
•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our ordinary shares;
•	each of our directors;
•	each of our executive officers named in the Summary Compensation Table - Fiscal Year 2024; and
•	all of our directors and executive officers as a group.
Unless otherwise indicated, the address of each beneficial owner named below is c/o Prothena Corporation plc, 77 Sir John Rogerson’s Quay, Block C, Grand Canal Docklands, Dublin 2, D02 VK60, Ireland.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)
5% Shareholders:	Shares	Shares Acquirable Within 60 Days(2)	Total Shares Deemed Beneficially Owned	Percent of Outstanding Shares(3)
Entities Associated with Fidelity Investments(4)	8,049,796	—	8,049,796	15.0%
William P. Scully(5)	5,351,846	—	5,351,846	9.9%
Todd W. Fennell(6)	4,350,846	—	4,350,846	8.1%
BlackRock, Inc.(7)	3,770,650	—	3,770,650	7.0%
ADAR1 Capital Management, LLC(8)	3,375,009	—	3,375,009	6.3%

Directors and Named Executive Officers:
Paula K. Cobb	—	112,500	112,500	*
Richard T. Collier	1,219	121,741	122,960	*
Shane M. Cooke	—	121,741	121,741	*
William H. Dunn, Jr.	—	35,000	35,000	*
Lars G. Ekman	243	121,741	121,984	*
Helen S. Kim	—	60,000	60,000	*
Dennis J. Selkoe(9)	4,208	90,241	94,449	*
Daniel G. Welch	—	41,400	41,400	*
Gene G. Kinney	152,793	2,116,234	2,269,027	4.1%
Tran B. Nguyen	97,205	820,940	918,145	1.7%
Brandon S. Smith	130,000	446,770	576,770	1.1%
Carol D. Karp	—	564,581	564,581	1.0%
Wagner M. Zago	85,000	482,103	567,103	1.0%
All 15 directors and executive officers as a group	660,668	5,238,050	5,898,718	10.0%

*	Represents beneficial ownership of less than one percent of our issued and outstanding ordinary shares.
(1)
Represents ordinary shares. Beneficial ownership is determined in accordance with U.S. Securities and Exchange Commission (the “SEC”) rules and generally includes voting or investment power. Unless otherwise indicated below, to our knowledge, the persons and entities named in this table have sole voting and sole dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.

(2)
For purposes of this table, a person is deemed to have beneficial ownership of our ordinary shares which such person has the right to acquire on or within 60 days after September 24, 2025. The shares reported in this column consist of shares that may be acquired by exercise of NQSOs (nonqualified stock options) granted under our Amended and Restated 2012 Long Term Incentive Plan, our 2018 Long Term Incentive Plan, as amended, or our 2020 Employment Inducement Incentive Plan, as amended.

8	2025 PROXY STATEMENT FOR EXTRAORDINARY GENERAL MEETING

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(3)
The percentage of outstanding shares is based on the 53,829,928 ordinary shares issued and outstanding on September 24, 2025. However, for purposes of computing the percentage of outstanding ordinary shares beneficially owned by each person or group of persons, any shares which such person or group of persons has a right to acquire on or within 60 days after September 24, 2025, are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the percentage of beneficial ownership of any other person.

(4)
As reported on Amendment No. 3 to Schedule 13G filed with the SEC on February 9, 2024, by FMR LLC (“FMR”) and Abigail P. Johnson, reporting beneficial ownership as of December 29, 2023. FMR has sole voting power over 8,049,190 ordinary shares and sole dispositive power over 8,049,796 ordinary shares. Ms. Johnson and members of the Johnson family control 49% of FMR and have shared voting and dispositive power over the shares listed herein. Various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of ordinary shares. According to FMR’s most recent Form 13F filed with the SEC on August 14, 2025, reporting the securities it held as of June 30, 2025, FMR reported ownership of 7,901,218 ordinary shares (or 14.7% of our outstanding shares as of September 24, 2025). The address of the beneficial owners is 245 Summer Street, Boston, Massachusetts 02210, USA.

(5)
As reported on Amendment No. 4 to Schedule 13G filed with the SEC on August 13, 2025, by William P. Scully, reporting beneficial ownership as of June 30, 2025. Mr. Scully has sole voting power and sole dispositive power over 768,000 ordinary shares, and has shared voting power and shared dispositive power over 4,583,846 ordinary shares, consisting of (i) 5,000 Ordinary Shares owned directly by the Reporting Person over which he has sole voting and dispositive power, (ii) 80,000 Ordinary Shares owned by Manatee Equity Fund LLC, of which the Reporting Person is the sole manager with sole voting and dispositive power, (iii) 683,000 Ordinary Shares owned by the Reporting Persons IRA, over which he has sole voting and dispositive power, (iv) 42,000 Ordinary Shares owned by the Reporting Persons spouses IRA, over which he may be deemed to have shared voting and dispositive power, (v) 10,000 Ordinary Shares owned by the Reporting Persons spouse, over which he may be deemed to have shared voting and dispositive power (vi) 23,000 Ordinary Shares owned by an IRA subject to an investment management agreement over which the Reporting Person may be deemed to have shared voting and dispositive power by reason of his right to terminate such agreement, (vii) 158,000 Ordinary Shares owned in the aggregate by various trusts, of which the Reporting Person may be deemed to have shared voting and dispositive power by virtue of being a co-trustee, (viii) 4,310,846 Ordinary Shares owned in the aggregate by various grantor retained annuity trusts, which have an independent trustee, but over which the Reporting Person may be deemed to have shared voting and dispositive power by reason of his retained right to substitute assets in such trusts, and (ix) 40,000 Ordinary Shares owned in the aggregate by various other trusts, which have an independent trustee, but over which the Reporting Person may be deemed to have shared voting and dispositive power by reason of his retained right to substitute assets in such trusts. The address of the beneficial owners is 771 Manatee Cove, Vero Beach, Florida 32963, USA.

(6)
As reported on Amendment No. 4 to Schedule 13G filed with the SEC on August 13, 2025, by Todd W. Fennell, reporting beneficial ownership as of June 30, 2025. Todd W. Fennell has shared voting and dispositive power over 4,350,846 ordinary shares, consisting of (i) 40,000 ordinary shares owned by an irrevocable gift trust, for which Mr. Fennell serves as an independent trustee, and (ii) 4,310,846 ordinary shares owned in the aggregate by various grantor retained annuity trusts, for which Mr. Fennell serves as an independent trustee. The address of the beneficial owner is 979 Beachland Boulevard, Vero Beach, Florida 32963, USA.

(7)
As reported on Amendment No. 9 to Schedule 13G filed with the SEC on February 2, 2024, by BlackRock, Inc. (“BlackRock”), reporting beneficial ownership of December 31, 2023. BlackRock, Inc. is a parent holding company/control person that has sole voting power over 3,684,648 ordinary shares and sole dispositive power over 3,770,650 ordinary shares. Various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the ordinary shares; no one person’s interest in those ordinary shares is more than five percent of the total outstanding ordinary shares. The subsidiaries holding the shares reported herein are BlackRock Life Limited; BlackRock Advisors, LLC; Aperio Group, LLC; BlackRock (Netherlands) B.V.; BlackRock Institutional Trust Company, National Association; BlackRock Asset Management Ireland Limited; BlackRock Financial Management, Inc.; BlackRock Japan Co., Ltd; BlackRock Asset Management Schweiz AG; BlackRock Investment Management, LLC; BlackRock Investment Management (UK) Limited; BlackRock Asset Management Canada Limited; BlackRock Investment Management (Australia) Limited; BlackRock Fund Advisors; and BlackRock Fund Managers Ltd. According to BlackRock’s most recent Form 13F filed with the SEC on August 12, 2025, reporting the securities it held as of June 30, 2025, BlackRock reported ownership of 3,939,398 ordinary shares (or 7.3% of our outstanding shares as of September 24, 2025). The address of the beneficial owner is 50 Hudson Yards, New York, NY 10001, USA.

(8)
As reported on Schedule 13G filed with the SEC on August 14, 2025, by ADAR1 Capital Management, LLC (“ADAR1”), ADAR1 Capital Management GP, LLC (“ADAR1 GP”), and Daniel Schneeberger, reporting beneficial ownership as of June 30, 2025. ADAR1 has shared voting and dispositive power over 3,375,009 ordinary shares, consisting of (i) 2,892,995 ordinary shares owned by ADAR1 Partners, LP (ADAR1 LP”) and (ii) 482,014 ordinary shares held by Spearhead Insurance Solutions IDF, LLC (“Spearhead”) as of June 30, 2025. As the investment manager of ADAR1 LP and as the sub-advisor of Spearhead, ADAR1 may be deemed to indirectly beneficially own securities held by ADAR1 LP and Spearhead. ADAR1 GP has shared voting and dispositive power over 2,892,995 ordinary shares, all of which are held by ADAR1 Partners, LP as of June 30, 2025. ADAR1 GP, as the general partner of ADAR1 LP, may be deemed to indirectly beneficially own securities held by ADAR1 LP. Mr. Daniel Schneeberger has shared voting and dispositive power over 2,892,995 ordinary shares, consisting of (i) 2,892,995 ordinary shares held by ADAR1 LP and (ii) 482,014 ordinary shares held by Spearhead as of June 30, 2025. As the manager of ADAR1 Capital Management, LLC and ADAR1 Capital Management GP, LLC, Mr. Schneeberger may be deemed to indirectly beneficially own securities held by ADAR1 LP and Spearhead. The address of the beneficial owners is 3503 Wild Cherry Drive, Building 9, Austin, Texas 78738, USA.

(9)	Includes 2,845 ordinary shares held by Dr. Selkoe and 1,363 ordinary shares held by Dr. Selkoe’s spouse.

2025 PROXY STATEMENT FOR EXTRAORDINARY GENERAL MEETING	9

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other EGM materials with respect to two or more shareholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other EGM materials addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.
Brokers with account holders who are Prothena shareholders may be “householding” our proxy materials. A single Notice of Internet Availability of Proxy Materials or other EGM materials may be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker or the Company that you no longer wish to participate in “householding.”
If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials or other EGM materials, you may (a) notify your broker, (b) direct your written request to our Company Secretary at Prothena Corporation plc, 77 Sir John Rogerson’s Quay, Block C, Grand Canal Docklands, Dublin 2, D02 VK60, Ireland, or (c) contact Prothena Investor Relations by telephone at (650) 837-8535 (a U.S. telephone number). Shareholders who currently receive multiple copies of the Notice of Internet Availability of Proxy Materials or other EGM materials at their address and would like to request “householding” of their communications should contact their broker. In addition, the Company will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Notice of Internet Availability of Proxy Materials or other EGM materials to a shareholder at a shared address to which a single copy of the documents was delivered.

By Order of the Board of Directors

Michael J. Malecek Chief Legal Officer & Company Secretary Dublin, Ireland October 7, 2025

10	2025 PROXY STATEMENT FOR EXTRAORDINARY GENERAL MEETING

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - Go to www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on November 18, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on November 18, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V78755-S20499

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PROTHENA CORPORATION PLC (the "**Company**")

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
1. To approve a reduction in the Company's capital to create distributable reserves.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Any shareholder entitled to attend and vote at the Extraordinary General Meeting may appoint one or more proxies, who need not be shareholder(s) of Prothena Corporation plc (the "**Company**"). If you wish to appoint a person other than the individuals designated herein, please contact the Secretary of the Company and also note that your nominated proxy must attend the Extraordinary General Meeting in person in order for your votes to be voted. A proxy is required to vote in accordance with any instructions given to him or her. Completion of a form of proxy will not preclude a shareholder from attending and voting at the Extraordinary General Meeting in person.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting:
The Proxy Statement is available at www.proxyvote.com.

V78756-S20499

PROTHENA CORPORATION PLC
Extraordinary General Meeting of Shareholders
November 19, 2025, 4:00 P.M. Local Time
This proxy is solicited by the Board of Directors

The undersigned, having received the Notice of the 2025 Extraordinary General Meeting of Shareholders of Prothena Corporation plc (the "**Company**"), to be held on November 19, 2025, at 4:00 P.M. Local Time, at A&L Goodbody LLP, 25 North Wall Quay, Dublin 1, D01 H104, Ireland, and the Proxy Statement, appoints Mr. Shane M. Cooke and Mr. Michael J. Malecek, and each of them acting individually, as the undersigned's proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote and act with respect to all of the ordinary shares of the Company standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act, at the Extraordinary General Meeting and at any adjournment or postponement thereof, and the undersigned directs that this proxy be voted as specified herein.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE FOR A PROPOSAL, THE PROXY WILL BE VOTED "FOR" PROPOSAL 1 AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING. THE UNDERSIGNED HEREBY REVOKES ANY PROXY OR PROXIES HERETOFORE GIVEN TO VOTE UPON OR ACT WITH RESPECT TO SUCH SHARES.

Continued and to be signed on reverse side